                                                                    Exhibit 10.9


                               NORIAN CORPORATION

                             MODIFICATION AGREEMENT

         This Modification Agreement (the "Agreement") is entered into as of the 16th day of April, 1996 by and among Norian Corporation, a California corporation (the "Company") and the persons and entities listed on Exhibit A hereto (the "Investors").

                                    RECITALS:

         A. The Investors hold certain rights to registration of securities and certain rights of first refusal to acquire securities of the Company which are set forth in that certain Series D Preferred Stock Purchase Agreement dated April 13, 1995, as amended on June 5, 1995 and as further amended on September 5, 1995 (the "Series D Agreement") and which were rendered consistent among all Investors pursuant to the terms of that certain Modification Agreement dated September 5, 1995 (the "Prior Modification Agreement").

         B. The Company and certain of the Investors desire to amend the Series D Agreement.

         C. The Company, certain of the Investors and other new investor(s) desire to enter into the Series D Agreement dated as of April 16, 1996, (the "Purchase Agreement"), which is attached hereto as Exhibit B, to which Purchase Agreement a copy of this Agreement is attached as an exhibit, providing for, among other things, the sale and issuance of up to 2,800,000 shares of Series D Preferred Stock, or such other securities described in the Purchase Agreement (the "Securities"), to the Company's Japanese distribution partner (the "New Investor(s)").

         D. The Company and the Investors desire to render consistent with the Purchase Agreement all registration rights of securities and rights of first refusal to acquire securities of the Company as set forth in the Series D Agreement and as modified by the Prior Modification Agreement.

         E. The Company, Brent Constantz and Donald Caddes (the "Other Shareholders") and certain of the Investors desire to amend the Third Amended and Restated Co-Sale Agreement dated September 5, 1995 (the "Co-Sale Agreement"), which is attached hereto as Exhibit C, to provide a further inducement to the New Investor(s) to purchase the Company's Series D Preferred Stock pursuant to the Purchase Agreement.

         F. The Company, Morgan Investment Corporation or any affiliate thereof ("Morgan") and Frazier Healthcare Investments, L.P. or any affiliate thereof ("Frazier") and certain of the Investors desire to amend the Third Amended and Restated Voting Agreement dated September 5, 1995 (the "Voting Agreement"), which is attached hereto as Exhibit D.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the Company, certain Investors and New Investors hereby agree as follows:

         1. Termination of Prior Rights. Effective and contingent upon the closing of the sale of the Securities pursuant to the Purchase Agreement, Sections 7.3, 9, 10 and 11.4 of the Series D Agreement, and the rights granted pursuant to the Prior Modification Agreement (relating to registration rights, rights of first refusal and amendment of such rights) shall be null and void (except for prior waivers) and superseded by the rights and obligations agreed to herein and in the Purchase Agreement.

         2. Agreement to be Bound by Certain Provisions of Purchase Agreement. As contemplated by the Purchase Agreement, the Company and each Investor hereby agrees to be bound by all of the provisions of Sections 7.3, 9, 10 and 11.4 of the Purchase Agreement (insofar as each such section by its terms applies to each such Investor). Each Investor acknowledges receipt of a copy of the Purchase Agreement.

         3. Waiver of Rights of First Refusal. Each Investor hereby agrees that upon the closing of the sale of the Securities pursuant to the Purchase Agreement, the Investor waives (i) all right to any notice of the issuance and sale of the Securities as required by Section 10.1 of the Series D Agreement, and (ii) any right of first refusal it may have to acquire the Securities to be issued pursuant to the Purchase Agreement, including any shares issuable upon conversion or exercise of the Securities.

         4. Agreement to Amend the Series D Agreement The Company and certain of the Investors hereby agree to amend the Series D Agreement to terminate certain information rights upon the occurrence of the Company's initial public offering, to extend the lock up period from 120 days to 180 days and to amend Sections 7.3 and 9.14 to read as follows:

         Section 7.3 is amended in its entirety to read as follows:

             "TERMINATION OF INFORMATION AND INSPECTION COVENANTS. The covenants set forth in Section 7.1 and 7.2 shall terminate and be of no further force or effect upon the consummation of the Company's sale of Common Stock in a firm commitment underwriting pursuant to a registration statement under the Act which results in aggregate gross proceeds to the Company of not less than $10,000,000 at a per share offering price of $1.50 per share (a "Qualified Public Offering")."

         Section 9.14 is amended in its entirety to read as follows:

             "LOCKUP AGREEMENT. Each holder of Registrable Securities and each transferee pursuant to Section 9 hereof agrees, in connection with any registration of the Company's securities, upon request of the Company and the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company and such underwriter for such period of time (not to exceed 180 days) from the effective date of such registration as the Company and the underwriters may specify. The holders of Registrable Securities agree that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 9.14."

         5. Agreement to Amend the Co-Sale Agreement. The Company, the Other Shareholders and certain of the Investors hereby agree to amend the Co-Sale Agreement to include the New Investor(s) as an "Investor" within the meaning of the defined term "Investor" in the Co-Sale Agreement with all the rights and obligations thereto.

         6. Agreement to Amend the Voting Agreement. The Company, Morgan, Frazier, the Wyss Trust and certain of the Investors hereby agree to amend the Voting Agreement to include the New Investor(s) as an "Investor" within the meaning of the defined term "Investor" in the Voting Agreement with all the rights and obligations thereto.

         7. Amendment. Any amendment or waiver of Sections 1, 2, 3 and 4 hereof may only be effected by amendment or waiver of the appropriate provision(s) of the Purchase Agreement, in accordance with the provisions of Section 11.4 thereof. Any amendment or waiver of Section 5 hereof may only be effected by amendment or waiver of the appropriate provision(s) of the Co-Sale Agreement, in accordance with the provisions of Section 1.8 thereof. Any amendment or waiver of Section 6 hereof may only be effected by amendment or waiver of the appropriate provision(s) of the Voting Agreement, in accordance with the provisions of Section 5(e) thereof.

         8.  Miscellaneous.

             (a) Except as expressly modified herein or by the Prior Modification Agreement, the Series D Agreement, the Co-Sale Agreement, the Voting Agreement and the Prior Modification Agreement shall remain in full force and effect.

             (b) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (c) This Agreement shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have set their hands hereunto effective upon the date first above written.

THE "COMPANY":                                                THE "INVESTORS":

NORIAN CORPORATION
                                                              -------------------------------------------
                                                              (Print Name)

By:
     -----------------------------------                      -------------------------------------------
         Brent Constantz                                      (Signature)
         President
                                                              -------------------------------------------
                                                              (Print name of signatory, if applicable)



Signing for the Purposes of Amending the                      Signing for the Purposes of Amending the
Third Amended and Restated Co-Sale                            Third Amended and Restated Voting Agreement
Agreement dated September 5, 1995:                            dated September 5, 1995:

THE "OTHER SHAREHOLDERS"                                      "MORGAN"

                                                              By:
- ----------------------------------------                         ----------------------------------------
Brent Constantz
                                                              Title:
                                                                    -------------------------------------


- ----------------------------------------
Donald Caddes                                                 "FRAZIER"

                                                              By:
                                                                 ----------------------------------------

                                                              Title:
                                                                    -------------------------------------


                                                              "WYSS TRUST"


                                                              By:
                                                                 ----------------------------------------

                                                              Title:
                                                                    -------------------------------------


                           **MODIFICATION AGREEMENT**

                                    EXHIBIT A

                            TO MODIFICATION AGREEMENT

                     SHAREHOLDER                                        CLASS/SERIES HELD
- -----------------------------------------------------------           ---------------------

ABS Venture III Limited Partnership                                     Series D Preferred

David L. Anderson                                                       Series A Preferred
                                                                        Series B Preferred
                                                                        Series D Preferred

Anvest, L.P.                                                            Series A Preferred
                                                                        Series B Preferred
                                                                        Series D Preferred

G. Leonard Baker, Jr.                                                   Series A Preferred
                                                                        Series B Preferred
                                                                        Series D Preferred

Banner Partners, Minaret                                                Series D Preferred

BEA Associates

         Batterybox & Co. fbo Temple Inland Master Trust
         Comply & Co. fbo Tab Products Company Pension Plan             Series D Preferred
         Polly & Co. fbo Mary Van Schuyler Raiser                       Series D Preferred
                                                                        Series D Preferred

Carl Behnke                                                             Series D Preferred

Charles H. Blanchard                                                    Series D Preferred

Steven E. Bochner                                                       Series B Preferred

Brown Technology Associates Limited                                     Series D Preferred
  Partnership

Richard A. Carone Irrevocable Trust                                     Series D Preferred

Gerald L. Cohn Revocable Trust                                          Series D Preferred
 Martin D. Cohn and George L. Cohn
 Trustees for George L. Cohn Trust

                     SHAREHOLDER                                        CLASS/SERIES HELD
- -----------------------------------------------------------           ---------------------

Tench Coxe                                                              Series A Preferred
                                                                        Series B Preferred
                                                                        Series D Preferred

Wells Fargo Bank, N.A., Trustee for the                                 Series B Preferred
  SHV M/P/T Keogh FBO Tench Coxe

Dean Wittier Reynolds Custodian for                                     Series D Preferred
  Herbert L. Damner Jr. IRA Rollover
  DTD 10/16/89

William Davidowitz                                                      Series D Preferred

Delphi BioInvestments, L.P.                                             Series B Preferred
                                                                        Series D Preferred

Delphi BioInvestments II, L.P.                                          Series D Preferred

Delphi BioVentures, L.P.                                                Series B Preferred
                                                                        Series D Preferred

Delphi BioVentures II, L.P.                                             Series D Preferred

Frederick DeMatteis                                                     Series D Preferred

Robert Dietrich                                                         Series D Preferred

William H. Draper, Revocable Trust                                      Series D Preferred

Peter W. Eising                                                         Series D Preferred

Donald J. Elmer                                                         Series D Preferred

John C. Fiddes & Karen D. Talmadge,                                     Series D Preferred
  Trustees of the Fiddes-Talmadge Family
  Trust U/D/T dated 8/8/88

Frazier Healthcare Investments, L.P.                                    Series D Preferred

Donald C. Freeman, Jr.                                                  Series A Preferred

James C. Gaither                                                        Series A Preferred
                                                                        Series B Preferred
                                                                        Series D Preferred

                     SHAREHOLDER                                        CLASS/SERIES HELD
- -----------------------------------------------------------           ---------------------

Genstar Investment Corporation                                          Series A Preferred
                                                                        Series B Preferred
                                                                        Series D Preferred

Fred M. Gibbons, A Separate Trust                                       Series D Preferred

Guarantee & Trust Co. TTEE FBO John F.                                  Series D Preferred
  Banker R-IRA

Guarantee & Trust TTEE FBO Donovan S.                                   Series D Preferred
  Thayer IRA DTD 11/4/87

Anthony Hedley                                                          Series D Preferred

Carl Hoag                                                               Series D Preferred

Lamont W. Hornbeck, III, M.D.                                           Series A Preferred

Howmedica Inc.                                                          Series C Preferred

George P. Hutchinson                                                    Series D Preferred

P. Anthony Jacobs                                                       Series D Preferred

JIBS Equities                                                           Series D Preferred

Peter A. Johnson                                                        Series D Preferred

J.P. Morgan Investment Corporation                                      Series D Preferred

Robert Eliot King, Trustee under the                                    Series A Preferred
  Trust of the R.E.K. Profit Sharing Plan                               Series B Preferred

Kirlan I, L.P.                                                          Series D Preferred

Gitta M. Kurlat                                                         Series D Preferred

Saul Kurlat                                                             Series D Preferred

Richard F. Kyle                                                         Series D Preferred

Michael G. Lyons & Patricia J. Wiesler as                               Series D Preferred
  Trustees or Their Successors of M.G.
  Lyons and P.J. Wiesler Trust

David MacCallum                                                         Series D Preferred

                     SHAREHOLDER                                        CLASS/SERIES HELD
- -----------------------------------------------------------           ---------------------

Mallard Investments Limited Partnership                                 Series D Preferred

David Maryatt                                                           Series D Preferred

James & Susan McClatchy, TTEES of the                                   Series D Preferred
  McClatchy 1992 Revocable Trust

James and Susan McClatchy, TTEES of the McClatchy 1992                  Series D Preferred
Revocable Trust

Don Stevenson McGuire & Clay Felchlin                                   Series D Preferred
  McGuire, Common Property

John C. McGuire & Elinor McGuire TTEES                                  Series D Preferred
  FBO The McGuire Living Trust

Scott McNealy                                                           Series A Preferred

Medical Innovation Fund, a Limited                                      Series D Preferred
  Partnership

Medical Innovation Partners                                             Series B Preferred

MicroCap Partners, Limited Partners                                     Series D Preferred

Ali J. Naini                                                            Series D Preferred

Northwestern Mutual Life Insurance Company                              Series D Preferred

Norwest Equity Partners, IV a Minnesota                                 Series B Preferred
  Limited Partnership                                                   Series D Preferred

Orien II, L.P.                                                          Series B Preferred
                                                                        Series D Preferred

Palo Alto Investors, Inc.                                               Series D Preferred

Palo Alto Investors, Limited Partners                                   Series D Preferred

Penn Footwear Retirement Trust                                          Series D Preferred

Ronald L. Perkins                                                       Series A Preferred
                                                                        Series B Preferred
                                                                        Series D Preferred

                     SHAREHOLDER                                        CLASS/SERIES HELD
- -----------------------------------------------------------           ---------------------

Jeffrey Pfeffer                                                         Series A Preferred

The Phoenix Partners II Limited                                         Series D Preferred
  Partnership

The Phoenix Partners III Limited Partnership                            Series D Preferred

Pirate Ship & Co.                                                       Series D Preferred

Patricia M. Pope TTEE FBO George A.                                     Series D Preferred
  Pope, Jr. Marital Trust

Joe A. Provines and Candace S. Provines,                                Series D Preferred
  as Community Property

Adrienne M. Provo                                                       Series D Preferred

G. Keith Provo                                                          Series D Preferred

R.D. Merrill Associates II                                              Series D Preferred

Ralph H. Rinne, M.D.                                                    Series D Preferred

Rousso Family Trust                                                     Series D Preferred

Bertram Rowland                                                         Series A Preferred

Saunders Holdings, L.P.                                                 Series A Preferred
                                                                        Series B Preferred
                                                                        Series D Preferred

SBC Capital Markets Inc.                                                Series D Preferred

Scudder Development Fund                                                Series D Preferred

Seafield Capital Corporation                                            Series D Preferred

Costa G. Sevastopoulos                                                  Series A Preferred

James R. Seward                                                         Series D Preferred

Charles Shenk                                                           Series D Preferred

Martin R. Smith                                                         Series D Preferred

Larry W. Sonsini                                                        Series A Preferred
                                                                        Series B Preferred

                     SHAREHOLDER                                        CLASS/SERIES HELD
- -----------------------------------------------------------           ---------------------

Rees A. Stevenson TTEE FBO Don McGuire                                  Series D Preferred
  DM-2

Rees A. Stevenson TTEE FBO Jean C.                                      Series D Preferred
  McGuire (JM 2)

Robert J. Sullivan TTEE FBO J. Sullivan                                 Series D Preferred
  Revocable Trust

Sutter Hill Ventures, a California                                      Series A Preferred
  Limited Partnership                                                   Series B Preferred
                                                                        Series D Preferred

TIFF Investment Program (TIP), US Equity Fund                           Series D Preferred

Technology Venture Investors - 3                                        Series A Preferred
                                                                        Series B Preferred

Technology Venture Investors IV                                         Series B Preferred

Technology Venture Investors IV, as                                     Series D Preferred
  nominee for Technology Venture
  Investors 4, L.P., TVI Partners 4, L.P.
  and TVI Affiliates 4, L.P.

David Teece, Ph.D.                                                      Series A Preferred
TOW Partners, a California Limited                                      Series A Preferred
  Partnership                                                           Series B Preferred
                                                                        Series D Preferred

TVI Management - 3                                                      Series A Preferred
                                                                        Series B Preferred

Ventures West III - U.S. Limited                                        Series B Preferred
  Partnership                                                           Series D Preferred

Vulcan Ventures, Inc.                                                   Series D Preferred

W&K Partners                                                            Series D Preferred

                     SHAREHOLDER                                        CLASS/SERIES HELD
- -----------------------------------------------------------           ---------------------

Jonathan Wilcox & Cynthia Wu Wilcox,                                    Series D Preferred
  TTEES of the Jonathan J. Wilcox and
  Cynthia Wu Wilcox Revocable Trust
  DTD 5/5/89

WS Investment Company 88                                                Series A Preferred

WS Investment Company 89B                                               Series B Preferred

WS Investments                                                          Series D Preferred

Guarantee & Trust Co., Trustee FBO                                      Series D Preferred
  Donald L. Wyler IRA

The Amy Wyss 1995 Irrevocable Trust                                     Series D Preferred

Paul M. Wythes & Marsha R. Wythes,                                      Series A Preferred
  Trustees of the Wythes Living Trust                                   Series B Preferred
                                                                        Series D Preferred

William H. Younger, Jr.                                                 Series A Preferred
                                                                        Series B Preferred
                                                                        Series D Preferred

Zesiger Capital Group LLC,
Albert Zesiger as Attorney-in-fact for:

         Hare & Co. fbo American Medical International Pension          Series D Preferred
           Plan
         Kane & Co. fbo Arthur D. Little Employee Pension Plan          Series D Preferred
         City of Milford CT Pension and Retirement Plan                 Series D Preferred
         Olen & Co. fbo Norwalk Employee Pension Fund                   Series D Preferred
         Albert L. Zesiger                                              Series D Preferred
         Atwell & Co. fbo Wells Family LLC                              Series D Preferred
         Daly & Co. fbo Alza Corporation Retirement Plan                Series D Preferred
         Hare & Co. fbo Brearley School General Investment              Series D Preferred
           Fund
         Cudd & Co. fbo Chapin School Endowment Fund                    Series D Preferred
         Daly & Co. fbo Dean Witter Foundation                          Series D Preferred
         Kinko & Co. fbo Demvest Equities, L.P.                         Series D Preferred
         Batrus & Co. fbo The Jenifer Altman Foundation                 Series D Preferred
         Meehan Investment Partnership I                                Series D Preferred

                     SHAREHOLDER                                        CLASS/SERIES HELD
- -----------------------------------------------------------           ---------------------

         Morgan Trust Company of the Bahamas Ltd.                       Series D Preferred
         First American Trust Co. as Trustee for NFIB Employee          Series D Preferred
           Pension Trust
         Sigler & Co. fbo Raiser Marital Trust                          Series D Preferred
         Winsal & Co. fbo Roanoke College                               Series D Preferred
         Robert J. Suslow                                               Series D Preferred
         Calmont & Co. fbo Van Loben Sels Foundation                    Series D Preferred
         Barrie Ramsay Zesiger                                          Series D Preferred
         Cudd & Co. fbo Helen Hunt                                      Series D Preferred
         Heil & Co. fbo The Ferris F. Hamilton Family Trust             Series D Preferred
         Leonard E. Kingsley                                            Series D Preferred
         Dr. William H. Lippy                                           Series D Preferred
         Heil & Co. fbo Planned Parenthood of New York City             Series D Preferred
         Strafe & Co. fbo Warren Otologic Group Profit Sharing          Series D Preferred
           Trust
         Frederick L. Jacobson                                          Series D Preferred
         Harold and Grace Willens, JTWROS                               Series D Preferred
         Psychology Associates                                          Series D Preferred

                                    EXHIBIT B

                                  PURCHASER(S)

         Mochida Pharmaceutical Co., Ltd.